U.S. SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                     FORM 8-K


                                   CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): January 27, 2006

                                 RMD TECHNOLOGIES, INC.
                  (Exact Name of Company as Specified in Its Charter)

        California                 0-51109                  72-1530833
(State or Other Jurisdiction  (Commission File Number)   (I.R.S. Employer
       of Incorporation)                                 Identification No.)

        308 West 5th Street, Holtville, California              92250
         (Address of Principal Executive Offices)             (Zip Code)

      Company's telephone number, including area code:  (760) 356-2039



           Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On January 27, 2006, the Company entered into a Securities
Purchase Agreement with La Jolla Cove Investors, Inc. (see Exhibit
4.1). Under this agreement, Jolla Cove agreed to purchase from the Company a convertible debenture in the aggregate principal amount of $100,000 (see Exhibit 4.2). In conjunction with the debenture, the Company issued to Jolla Cove a warrant, dated January 27, 2006, to purchase 10,000,000 shares of common stock of the company, exercisable at $1.00 per share (see Exhibit 4.3). Under an addendum to the warrant, the exercise price of the warrant was changed to $1.09 per share; in addition, the warrant is to be exercised in an amount equal to 100 times the amount of the debenture (see Exhibit 4.4).

     In connection with this agreement, the Company also granted to Jolla Cove certain rights under a registration rights agreement, dated January 27, 2006, to the shares to be issued upon conversion of the debenture and the warrant (see Exhibit 4.5).

     The two principals of the Company, Patrick A. Galliher and Suzanne E. Galliher, issued a personal guaranty for the principal amount of the debenture (see Exhibit 4.6).

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601of Regulation S-B.


                                  SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       RMD Technologies, Inc.



Date: February 2, 2006                 By: /s/  Patrick A. Galliher
                                       Patrick A. Galliher, President

                                  EXHIBIT INDEX

Number         Description

4.1     Securities Purchase Agreement between the Company and La
        Jolla Cove Investors, Inc., dated January 27, 2006 (filed herewith).

4.2     7_% Convertible Debenture issued to La Jolla Cove
        Investors, Inc., dated January 27, 2006 (filed herewith)

4.3     Warrant to Purchase Common Stock issued to La Jolla Cove
        Investors, Inc., dated January 27, 2006 (filed herewith).

4.4     Addendum to Convertible Debenture and Warrant To Purchase
        Common Stock, dated January 27, 2006 (filed herewith).

4.5     Registration Rights Agreement between the Company and La
        Jolla Cove Investors, Inc., dated January 27, 2006 (filed herewith).

4.6 Continuing Personal Guaranty issued by Patrick A. Galliher and Suzanne E. Galliher in favor of La Jolla Cove
        Investors, Inc., dated January 27, 2006 (filed herewith).